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                                                                   Exhibit 10.89
                             RESTRUCTURING AGREEMENT

         THIS RESTRUCTURING AGREEMENT ("Agreement") is made and entered into as of the 20th day of September, 2001 by and among Deere Park Capital. L.L.C., an Illinois limited liability company ("Deere Park"), Crown Northcorp, Inc., a Delaware corporation ("Crown U.S."), Royal Investments Corp., a Delaware corporation ("Royal"), and Ronald E. Roark ("Roark").

                                R E C I T A L S:
                                ---------------

         A. Pursuant to that certain Settlement Agreement dated as of March 27, 2001, a copy of which is attached hereto as EXHIBIT A (the "Settlement Agreement"), Crown U.S. executed and delivered to Deere Park a promissory note dated March 27, 2001 in the principal amount of $320,152 (the "Crown U.S. Note").

         B. The parties hereto to restructure the obligations of Crown U.S. under the Crown U.S. Note, pursuant to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                               A G R E E M E N T:
                               -----------------

         1. INCORPORATION OF RECITALS. The recitals set forth above are hereby incorporated into this Agreement by this reference.

         2. RESTRUCTURING OF OBLIGATIONS UNDER CROWN U.S. NOTE. Concurrently with the execution of this Agreement:

            (a) In exchange for the release set forth in Section 3 below, Royal will pay Deere Park $50,000 in immediately available funds. Said amount shall be applied first to outstanding interest, and then to outstanding principal, under the Crown U.S. Note; after such payment, the remaining principal balance under the Crown U.S. Note shall be $285,803.70.

            (b) Royal will assume the obligation to pay the remaining balance of the Crown U.S. Note, $285,803.70; such obligation shall be evidenced by Royal's execution and delivery, concurrently with the execution hereof, of (i) a promissory note in the form attached hereto as EXHIBIT B, in the principal amount of $50,000, due and payable on October 30, 2001 ("Royal Note I"), and (ii) a promissory note in the form attached hereto as EXHIBIT C, in the principal amount of $235,803.70, due and payable on December 31, 2001 ("Royal Note II").



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            (c)   Roark will personally guarantee payment of Royal Note I and
                  Royal Note II by executing and delivering to Deere Park a Secured Guarantee in the form attached hereto as EXHIBIT D (the "Secured Guarantee").

         3. RELEASE BY DEERE PARK. In consideration for the covenants, representations and warranties of Crown U.S., Royal and Roark hereunder, and the release set forth in Section 4 hereof, appearing on Exhibit A is Deere Park's release of Crown U.S.

         4. RELEASE BY CROWN U.S. In consideration for the release set forth in
Section 3 hereof, Crown U.S. and its agents, servants, employees, officers, directors, shareholders, successors and assigns, hereby release and forever discharge Deere Park from any and all claims, causes of actions, and demands of any nature whatsoever related to or arising from any acts or omissions which occurred prior to the date hereof.

         5. EXECUTION OF HYPOTHECATION AGREEMENT; DELIVERY OF COLLATERAL. Roark hereby agrees that he shall, on or before October 30, 2001, (a) execute and deliver to Deere Park a Hypothecation Agreement in a form acceptable to Deere Park, pursuant to which he shall pledge to Deere Park, pursuant to the Secured Guarantee, all of the issued and outstanding shares of capital stock of Royal, and (b) deliver to Deere Park the collateral contemplated by such Hypothecation Agreement, namely stock certificates representing all of the issued and outstanding shares of capital stock of Royal, along with duly endorsed stock powers with medallion signature guarantees.

         6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF CROWN U.S., ROYAL AND ROARK. Crown U.S., Royal and Roark hereby jointly and severally represent and warrant to Deere Park as follows:

            (a) They each have full corporate (and in the case of Roark, individual) power and authority to execute, deliver and perform this Agreement.

            (b) This Agreement has been duly executed and delivered by each of them, and constitutes the legal, valid and binding obligation of each of them enforceable in accordance with its terms.

            (c) Royal has: 1,000 authorized shares of common stock, 1,000 of which are issued and outstanding; and no authorized shares of preferred stock. So long as any amounts are outstanding under Royal Note I or Royal Note II, Royal shall not issue, or grant any options or any other rights of any nature whatsoever with respect to, any shares of its capital stock, without the prior written consent of Deere Park.

            (d) Royal owns 100% of the issued and outstanding shares of capital stock of Crown Northcorp Limited, a company organized under the laws of the United Kingdom ("Crown U.K."); no interest in such shares has been pledged to any third party. So long as any amounts are outstanding under



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                   Royal Note I or Royal Note II, Royal shall cause Crown U.K.
                   to refrain from (i) issuing or granting any options or any other rights of any nature whatsoever with respect to, any shares of its capital stock, or (ii) entering into any agreement to sell a material portion of its assets or effect a merger, reorganization, restructuring, or any other transaction outside the normal course of business, without the prior written consent of Deere Park.

            (e) Crown U.S. has 30,000,000 authorized shares of common stock, 11,431,788 of which are issued and outstanding.

            (f) Crown U.K. owns shares of Series CC Preferred Stock of Crown U.S. with a liquidation preference of $500,000, which shares are convertible into 5,000,000 shares of common stock of Crown U.S.

            (g) Upon the date of execution hereof, Royal will own: (i) shares of Series FF Preferred Stock of Crown U.S. with a liquidation preference of $335,803.70, which shares are convertible into 3,358,037 shares of common stock of Crown U.S.; (ii) shares of Series GG Preferred Stock of Crown U.S. with a liquidation preference of $140,000, which shares are convertible into 1,400,000 shares of common stock of Crown U.S.; and (iii) four shares of Series HH Preferred Stock of Crown U.S. with a liquidation preference of $40,000, which shares are convertible into 400,000 shares of common stock of Crown U.S.

         7. REPRESENTATIONS AND WARRANTIES OF DEERE PARK. Deere Park hereby represents and warrants to Crown U.S., Royal and Roark as follows:

            (a) Deere Park has full corporate power and authority to execute, deliver and perform this Agreement.

            (b) This Agreement has been duly executed and delivered by Deere Park, and constitutes the legal, valid and binding obligation of Deere Park enforceable in accordance with its terms.

         8. MISCELLANEOUS.

            (a) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person other than the parties hereto and their successors and assigns any right, remedy or claim under or by reason of this Agreement.

            (b) ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter


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                    contained herein, and supersedes all prior agreements,
                    understandings or letters of intent between the parties hereto. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto.

            (c) INTERPRETATION. Headings to sections herein are inserted for convenience of reference only and are not intended to affect the interpretation of this Agreement.

            (d) PARTIAL INVALIDITY. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

            (e) EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be considered an original instrument, but both of which together shall be considered one and the same agreement, and shall become binding when both counterparts have been signed by each of the parties hereto.

            (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Illinois. Any litigation between the parties which arises out of this Agreement shall be instituted and prosecuted only in the appropriate state or federal court or other tribunal situated in the State of Illinois. Each party hereto hereby submits to the exclusive jurisdiction of such courts and tribunals for purposes of any such action and the enforcement of any judgment or order arising therefrom. Each party hereto hereby waives any right to a change of venue and any and all objections to the jurisdiction of the state and federal courts and other tribunals located in the State of Illinois.





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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                      DEERE PARK CAPITAL, L.L.C.

                                      By:      /s/ David Morris
                                         --------------------------------------

                                      Its:     President
                                          -------------------------------------


                                      CROWN NORTHCORP, INC.

                                      By:      /s/ Ronald E. Roark
                                         --------------------------------------

                                      Its:     Chairman and CEO
                                          -------------------------------------


                                      ROYAL INVESTMENTS CORP.

                                      By:      /s/ Ronald E. Roark
                                         --------------------------------------

                                      Its:     President
                                          -------------------------------------


                                                 /s/  Ronald E. Roark
                                          -------------------------------------
                                               Ronald E. Roark, Individually



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